                                                                    EXHIBIT 23.1



                                 [LETTERHEAD]




INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of The Charles Schwab Corporation on Form S-8 of our reports dated February 17, 1994 (February 25, 1994 as to Subsequent Event note) appearing in and incorporated by reference in the Annual Report on Form 10-K of The Charles Schwab Corporation for the year ended December 31, 1993.


DELOITTE & TOUCHE
July 18, 1994




[LOGO]